UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

Odyssey Re Holdings Corp.

(Exact name of Registrant as specified in its charter)

Delaware	6719	52-2301683
(State or Other Jurisdiction	Commission File Number	(I.R.S. Employer
of Incorporation)		Identification Number)

Odyssey Re Holdings Corp.
140 Broadway, 39th Floor, New York, New York 10005
(212) 978-4700
(Address of principal executive offices and telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press release of Odyssey Re Holdings Corp. dated July 31, 2003.

Item 12.	Results of Operations and Financial Condition.

     On July 31, 2003, Odyssey Re Holdings Corp. issued a press release announcing its results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Odyssey Re Holdings Corp. dated July 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003

ODYSSEY RE HOLDINGS CORP.

By:	/s/ DONALD L. SMITH

Name:	Donald L. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary